MERRILL LYNCH
CALIFORNIA
INSURED
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

August 31, 1995




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.







Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011







TO OUR SHAREHOLDERS

During the August quarter, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

After gaining ground in recent weeks, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields generally drifted upward throughout the three months ended August 31, 1995. As measured by the Bond Buyer Revenue Bond Index, yields on A-rated, uninsured tax-exempt revenue bonds rose approximately 20 basis points (0.20%) to 6.26%. Market yields have generally risen in response to investor concerns that the domestic economy was regaining momentum and that the Federal Reserve Board's action in July had been premature. Fears that an expanding economy would have negative inflationary implications pushed municipal bond yields higher to 6.44% by mid-August. Municipal bond yields rallied at the end of August as investors saw signs that recent economic strength was diminishing and the inflationary environment would remain benign. However, while displaying considerable weekly volatility, US Treasury bond yields ended the August quarter essentially unchanged at 6.65%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $75 billion, or a decline of over 12% compared to the corresponding period in 1994. Over the last three months, however, municipalities issued approximately $42 billion in new securities, which represents less than a 2% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of August investors, both individual and institutional, are expected to have received as much as $85 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
We began the Fund's fiscal year ended August 31, 1995 with a strategy seeking to limit the negative impact that a bear phase in the bond market had on the per share net asset valuations of Merrill Lynch California Insured Municipal Bond Fund. In a period of declining bond prices, we took advantage of opportunities to raise the coupon income of the Fund's holdings to seek to cushion the portfolio from the negative price movements of the municipal market. To maintain a high level of current yield, we did not raise the Fund's cash reserve levels significantly. Instead, we chose to structure the portfolio more defensively by altering coupon structure.

Toward the end of 1994, an improved outlook for fixed-income securities was becoming apparent. The US economy was showing signs of weakness and the Federal Reserve Board apparently basing its monetary policy on the low rate of inflation. With this backdrop, we postured the Fund more aggressively, anticipating the possibility of a market rebound. We kept cash equivalent reserves at a minimum, averaging less than 5% of total assets. Because this improvement in the market came to fruition, the Fund had positive total returns for the fiscal year.

In Conclusion
We are constantly working in close cooperation with our municipal research group to uncover special credit situations within the California market to seek to enhance our current return. However, credit quality of the Fund's portfolio mix remains a primary concern. Currently, 90% of the Fund's total assets have credit enhancement and are rated AAA by at least one of the major rating agencies. The additional yield incentive for utilizing uninsured securities has largely evaporated in response to historically tight credit quality spreads. For this reason, we are purposely underutilizing the basket of Fund assets that can be invested in this credit sector. We look at the current marketplace as being relatively constructive for the municipal bond market, with an extremely tight technical backdrop of low new issuance and increased demand from insurance companies giving the market a firm tone. However, we will be proceeding cautiously from this point, since the significant gains of the past year naturally have resulted in yields that have traditionally been unappealing to new retail customers.

We appreciate your investment in Merrill Lynch California Insured
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President



September 27, 1995



PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 5 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" tables on page 5 and "Performance Summary" tables on page 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                               12 Month    3 Month
                                               8/31/95   5/31/95   8/31/94++  % Change++   % Change
Class A Shares*                                  $9.65     $9.78     $9.54      +1.15%      -1.33%
Class B Shares*                                   9.65      9.78      9.54      +1.15       -1.33
Class C Shares*                                   9.64      9.77      9.19      +4.90       -1.33
Class D Shares*                                   9.65      9.78      9.19      +5.01       -1.33
Class A Shares--Total Return*                                                   +6.89(1)    -0.01(2)
Class B Shares--Total Return*                                                   +6.35(3)    -0.14(4)
Class C Shares--Total Return*                                                   +9.35(5)    -0.16(6)
Class D Shares--Total Return*                                                   +9.94(7)    -0.04(8)
Class A Shares--Standardized 30-day Yield         5.46%
Class B Shares--Standardized 30-day Yield         5.19%
Class C Shares--Standardized 30-day Yield         5.09%
Class D Shares--Standardized 30-day Yield         5.37%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.516 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.468 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.379 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.421 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.125 per share ordinary income dividends.




PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class A Shares and Class B
Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to the growth of an investment in the Lehaman Brothers Municipal Bond Index. Beginning and ending values are:

                                             2/26/93**       8/95

ML California Insured Municipal
Bond Fund++--Class A Shares*                 $ 9,600        $10,600

ML California Insured Municipal
Bond Fund++--Class B Shares*                 $10,000        $10,711

Lehman Brothers Municipal Bond Index++++     $10,000        $11,386




Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**        8/95

ML California Insured Municipal
Bond Fund++--Class C Shares                  $10,000        $10,835

ML California Insured Municipal
Bond Fund++--Class D Shares*                 $ 9,600        $10,544

Lehman Brothers Municipal Bond Index++++     $10,000        $11,248


[FN]
   *Assuming maximum sales charge, transacton costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                           % Return Without  % Return With
                                             Sales Charge     Sales Charge**

Class A Shares*

Year Ended 6/30/95                               + 7.82%        + 3.51%
Inception (2/26/93)
through 6/30/95                                  + 3.54         + 1.75

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                              % Return         % Return
                                             Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                               + 7.27%        + 3.27%
Inception (2/26/93)
through 6/30/95                                  + 3.02         + 2.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return

                                               % Return         % Return
                                             Without CDSC      With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                                  + 7.53%        + 6.53%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                           % Return Without  % Return With
                                             Sales Charge     Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                                  + 8.15%        + 3.82%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
2/26/93-12/31/93         $10.00       $10.25           --                   $0.450           + 7.18%
1994                      10.25         8.97           --                    0.518           - 7.54
1/1/95-8/31/95             8.97         9.65           --                    0.325           +11.42
                                                                            ------
                                                                      Total $1.293

                                                      Cumulative total return as of 8/31/95: +10.42%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*     % Change**
2/26/93-12/31/93         $10.00       $10.26           --                   $0.407           + 6.83%
1994                      10.26         8.98           --                    0.471           - 7.99
1/1/95-8/31/95             8.98         9.65           --                    0.295           +10.94
                                                                            ------
                                                                      Total $1.173

                                                      Cumulative total return as of 8/31/95: + 9.05%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
PCR            Pollution Control Revenue Bonds
RITES          Residual Interest Tax-Exempt Securities
RITR           Residual Interest Trust Receipts
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

California--93.5%
AAA      Aaa     $  1,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                            Bonds, RITES, 8.745% due 12/28/2018 (d)(e)                                           $ 1,081

AAA      Aaa        3,920   Brea, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                            (Redevelopment Project A-B), 6.125% due 8/01/2013 (d)                                  3,991

AAA      Aaa        1,290   California Fairs Financing Authority Revenue Bonds, 6.50% due 7/01/2011 (f)            1,355

                            California Health Facilities Financing Authority Revenue Bonds, Series A:
BB       Ba         2,000     Refunding (Good Samaritan Health System), 7.50% due 5/01/2015                        2,013
AAA      Aaa        2,000     (Scripps Memorial Hospital), 6.375% due 10/01/2022 (d)                               2,046

AA-      Aa         2,000   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026         2,086

A1       VMIG1++      300   California Pollution Control Financing Authority, PCR (Southern California
                            Edison), VRDN, Series A, 3.45% due 2/28/2008 (a)                                         300

NR*      P1           100   California Pollution Control Financing Authority, Resource Recovery Revenue
                            Refunding Bonds (Ultra Power Malaga Project), VRDN, AMT, Series A, 3.55%
                            due 4/01/2017 (a)                                                                        100

A1+      VMIG1++      400   California Pollution Control Financing Authority, Solid Waste Disposal
                            Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT, Series B,
                            3.60% due 12/01/2024 (a)                                                                 400

                            California State, Public Works Board, Lease Revenue Bonds, Series A:
A-       A          2,000     (Department of Corrections--Monterey County), 7% due 11/01/2019                      2,140
AAA      Aaa        4,000     (Various University of California Projects), 6.40% due 12/01/2016 (b)                4,141

A1       VMIG1++      100   California Statewide Community Development Authority Revenue Bonds, COP
                            (Sutter Health Obligation Group), VRDN, 3.30% due 7/01/2015 (a)(b)                       100

AAA      Aaa        2,360   Central Coast Water Authority, California, Revenue Bonds (State Water
                            Project Regional Facilities), 6.50% due 10/01/2014 (b)                                 2,468

AAA      Aaa        2,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                            (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)           2,178

AAA      Aaa        1,200   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                            COP, 6.50% due 9/01/2022 (c)                                                           1,238

AAA      Aaa        2,000   Cupertino, California, Unified School District, Series A, 5.75% due
                            8/01/2020 (c)                                                                          1,948

AAA      Aaa        4,000   El Cajon, California, Redevelopment Agency, Tax Allocation Revenue Bonds
                            (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (b)                             4,202

AAA      Aaa        2,235   Eureka, California, Public Financing Authority, Tax Allocation Revenue
                            Refunding Bonds (Eureka Redevelopment Projects), 6.25% due 11/01/2011 (f)              2,325

AAA      Aaa        2,500   Fresno, California, Sewer Revenue Bonds (Fowler Avenue Project), Series A,
                            6.25% due 8/01/2011 (b)                                                                2,585


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

California (concluded)
AAA      Aaa    $  2,500    Industry, California, Urban Development Agency, Revenue Refunding Bonds
                            (Transportation District Industrial Redevelopment Project 2), 6.50% due
                            11/01/2016 (d)                                                                       $ 2,632

AA-      Aa        2,000    Los Angeles, California, Department of Water and Power, Electric Plant
                            Revenue Bonds, Registered RITR, 8.522% due 2/01/2020 (e)                               2,075

AAA      Aaa       2,000    Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                            6.625% due 8/01/2019 (b)                                                               2,094

                            Los Angeles, California, Wastewater System Revenue Bonds:
AAA      Aaa       3,235      Refunding, Series A, 5.70% due 6/01/2020 (d)                                         3,102
AAA      Aaa       1,000      Series B, 6.25% due 6/01/2012 (b)                                                    1,026

AAA      Aaa       2,000    Los Angeles County, California, COP (Correctional Facilities Project),
                            6.50% due 9/01/2013 (d)                                                                2,070

AAA      Aaa       1,320    Los Angeles County, California, Transportation Commission, Sales Tax
                            Revenue Bonds, Series A, 6.75% due 7/01/2001 (c)(g)                                    l,496

AAA      Aaa       1,000    Mesa, California, Consolidated Water District, COP (Water Project), 6.375%
                            due 3/15/2012 (c)                                                                      1,040

AAA      Aaa       2,500    Mountain View, California, Capital Improvements Financing Authority
                            Revenue Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                   2,595

AAA      Aaa       3,500    Northern California Public Power Agency, Revenue Refunding Bonds
                            (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)                       3,610

AAA      Aaa       3,000    Orchard, California, School District, GO, UT, Series A, 6.50% due
                            8/01/2019 (c)                                                                          3,142

AAA      Aaa       2,000    Poway, California, Redevelopment Agency, Tax Allocation, Refunding Bonds
                            (Parguay Redevelopment Project), 5.75% due 12/15/2026 (c)                              1,921

                            Sacramento, California, Municipal Utility District, Electric Revenue
                            Bonds (d):
AAA      Aaa       1,500      Refunding, Series G, 6.50% due 9/01/2013                                             1,647
AAA      Aaa       3,000      Series B, 6.375% due 8/15/2022                                                       3,079

                            San Francisco, California, City and County Airport Commission,
                            International Airport, Revenue Refunding Bonds, Second Series:
AAA      Aaa       1,500      First Issue, 6.50% due 5/01/2013 (b)                                                 1,577
AAA      Aaa       2,500      Second Issue, 6.75% due 5/01/2020 (d)                                                2,679

AAA      Aaa       2,235    San Mateo County, California, Joint Powers Financing Authority, Lease
                            Revenue Refunding Bonds (Capital Projects Program), 6.50% due 7/01/2015 (d)            2,432

AAA      Aaa       2,500    Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant
                            Expansion), Series A, 6.70% due 9/01/2014 (c)                                          2,673

AAA      Aaa       1,500    Union City, California, Community Redevelopment Agency, Tax Allocation
                            Revenue Bonds (Community Redevelopment Project), 5.85% due 10/01/2023 (b)              1,470

                            University of California Revenue Bonds (Multiple Purpose Projects),
                            Series D (d):
AAA      Aaa       2,235      6.30% due 9/01/2015                                                                  2,290
AAA      Aaa       2,250      6.375% due 9/01/2019                                                                 2,310

Total Investments (Cost--$82,510)--93.5%                                                                          83,657

Other Assets Less Liabilities--6.5%                                                                                5,840
                                                                                                                 -------
Net Assets--100.0%                                                                                               $89,497
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(f)Capital Guaranty.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.




See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$82,510,393) (Note 1a)                          $ 83,656,783
                    Cash                                                                                          63,181
                    Receivables:
                      Securities sold                                                      $  5,819,174
                      Interest                                                                1,512,262
                      Beneficial interest sold                                                  369,856        7,701,292
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      28,497
                    Prepaid expenses and other assets (Note 1e)                                                   46,443
                                                                                                            ------------
                    Total assets                                                                              91,496,196
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,580,263
                      Beneficial interest redeemed                                              165,234
                      Dividends to shareholders (Note 1f)                                       123,955
                      Distributor (Note 2)                                                       30,686
                      Investment adviser (Note 2)                                                11,144        1,911,282
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        87,796
                                                                                                            ------------
                    Total liabilities                                                                          1,999,078
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 89,497,118
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    147,227
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        742,798
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         18,446
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         19,113
                    Paid-in capital in excess of par                                                          92,193,753
                    Accumulated realized capital losses on investments--net (Note 5)                          (4,404,870)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                  (365,739)
                    Unrealized appreciation on investments--net                                                1,146,390
                                                                                                            ------------
                    Net assets                                                                              $ 89,497,118
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $14,204,187 and 1,472,276 shares
                    of beneficial interest outstanding                                                      $       9.65
                                                                                                            ============
                    Class B--Based on net assets of $71,669,604 and 7,427,977 shares
                    of beneficial interest outstanding                                                      $       9.65
                                                                                                            ============
                    Class C--Based on net assets of $1,778,027 and 184,456 shares
                    of beneficial interest outstanding                                                      $       9.64
                                                                                                            ============
                    Class D--Based on net assets of $1,845,300 and 191,127 shares
                    of beneficial interest outstanding                                                      $       9.65
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  5,213,964
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    478,480
                    Account maintenance and distribution fees--Class B (Note 2)                 354,796
                    Registration fees (Note 1e)                                                  68,249
                    Professional fees                                                            62,500
                    Accounting services (Note 2)                                                 46,158
                    Transfer agent fees--Class B (Note 2)                                        36,271
                    Printing and shareholder reports                                             25,439
                    Custodian fees                                                               14,513
                    Amortization of organization expenses (Note 1e)                              11,443
                    Transfer agent fees--Class A (Note 2)                                         6,335
                    Pricing fees                                                                  5,408
                    Trustees' fees and expenses                                                   5,089
                    Account maintenance and distribution fees--Class C (Note 2)                   3,740
                    Account maintenance fees--Class D (Note 2)                                      696
                    Transfer agent fees--Class C (Note 2)                                           314
                    Transfer agent fees--Class D (Note 2)                                           297
                    Other                                                                         4,909
                                                                                           ------------
                    Total expenses before reimbursement                                       1,124,637
                    Reimbursement of expenses (Note 2)                                         (354,675)
                                                                                           ------------
                    Total expenses after reimbursement                                                           769,962
                                                                                                            ------------
                    Investment income--net                                                                     4,444,002
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,217,617)
Unrealized          Change in unrealized depreciation on investments--net                                      2,985,447
Gain (Loss) on                                                                                              ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  5,211,832
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1995              1994
Operations:         Investment income--net                                                 $  4,444,002     $  4,410,272
                    Realized loss on investments--net                                        (2,217,617)      (1,974,493)
                    Change in unrealized appreciation/depreciation on investments--net        2,985,447       (4,299,648)
                                                                                           ------------     ------------
                    Net increase (decrease)in net assets resulting from operations            5,211,832       (1,863,869)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (814,541)        (874,505)
Shareholders          Class B                                                                (3,562,702)      (3,535,767)
(Note 1f):            Class C                                                                   (29,658)              --
                      Class D                                                                   (37,101)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (67,794)
                      Class B                                                                        --         (297,945)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,444,002)      (4,776,011)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                    (2,198,874)       7,602,289
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (1,431,044)         962,409
                    Beginning of year                                                        90,928,162       89,965,753
                                                                                           ------------     ------------
                    End of year                                                            $ 89,497,118     $ 90,928,162
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                                 Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                For the Year             1993++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                            1995           1994            1993
Per Share           Net asset value, beginning of period                         $   9.54       $  10.23        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .52            .51             .24
                    Realized and unrealized gain (loss) on investments--net           .11           (.65)            .23
                                                                                 --------       --------        --------
                    Total from investment operations                                  .63           (.14)            .47
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.52)          (.51)           (.24)
                      In excess of realized gain on investments--net                   --           (.04)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.52)          (.55)           (.24)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.65       $   9.54        $  10.23
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.89%         (1.44%)          4.81%+++
Return:**                                                                        ========       ========        ========


Ratios to           Expenses, net of reimbursement                                   .47%           .33%            .14%*
Average                                                                          ========       ========        ========
Net Assets:         Expenses                                                         .87%           .96%           1.06%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.53%          5.16%           4.80%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 14,204       $ 15,946        $ 17,105
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             61.53%         93.04%          74.26%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                  Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                For the Year             1993++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                             1995           1994           1993
Per Share           Net asset value, beginning of period                         $   9.54       $  10.23        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .48            .46             .22
                    Realized and unrealized gain (loss) on investments--net           .11           (.65)            .23
                                                                                 --------       --------        --------
                    Total from investment operations                                  .59           (.19)            .45
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.48)          (.46)           (.22)
                      In excess of realized gain on investments--net                   --           (.04)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.48)          (.50)           (.22)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.65       $   9.54        $  10.23
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.35%         (1.93%)          4.56%+++
Return:**                                                                        ========       ========        ========


Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                       .47%           .33%            .14%*
Net Assets:                                                                      ========       ========        ========
                    Expenses, net of reimbursement                                   .97%           .83%            .64%*
                                                                                 ========       ========        ========
                    Expenses                                                        1.38%          1.46%           1.56%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.02%          4.67%           4.31%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 71,670       $ 74,982        $ 72,861
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             61.53%         93.04%          74.26%
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                   August 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $   9.19         $   9.19
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .39              .44
                    Realized and unrealized gain on investments--net                                .45              .46
                                                                                               --------         --------
                    Total from investment operations                                                .84              .90
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.39)            (.44)
                                                                                               --------         --------
                    Net asset value, end of period                                             $   9.64         $   9.65
                                                                                               ========         ========

Total Investment    Based on net asset value per share                                            9.35%+++         9.94%+++
Return:**                                                                                      ========         ========


Ratios to           Expenses, excluding account maintenance and distribution fees and
Average             net of reimbursement                                                           .49%*            .47%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.09%*            .57%*
                                                                                               ========         ========
                    Expenses                                                                      1.49%*            .97%*
                                                                                               ========         ========
                    Investment income--net                                                        4.76%*           5.33%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $  1,778         $  1,845
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           61.53%           61.53%
                                                                                               ========         ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valu-ations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment. For the year ended August 31, 1995, FAM earned fees of $478,480, of which $354,675 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD           MLPF&S

Class A                                $1,321        $13,608
Class D                                $2,544        $25,943


For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $347,212 and $76 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $50,756,645 and $52,098,785, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments           $ (1,941,023)  $   1,146,390
Financial futures contracts         (276,594)             --
                                ------------   -------------
Total                           $ (2,217,617)  $   1,146,390
                                ============   =============


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,146,390, of which $1,860,991 related to appreciated securities and $714,601 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $82,510,393.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(2,198,874) and $7,602,289 for the years ended August 31, 1995 and August 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           182,796   $  1,683,426
Shares issued to share-
holders in reinvestment
of dividends                           33,346        310,570
                                  -----------   ------------
Total issued                          216,142      1,993,996
Shares redeemed                      (415,410)    (3,820,473)
                                  -----------   ------------
Net decrease                         (199,268)  $ (1,826,477)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                           301,766   $  3,002,096
Shares issued to share-
holders in reinvestment of
dividends and distributions            39,457        389,777
                                  -----------   ------------
Total issued                          341,223      3,391,873
Shares redeemed                      (342,542)    (3,318,587)
                                  -----------   ------------
Net increase (decrease)                (1,319)  $     73,286
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         1,704,924   $ 15,799,247
Shares issued to share-
holders in reinvestment
of dividends                          174,843      1,629,535
                                  -----------   ------------
Total issued                        1,879,767     17,428,782
Shares redeemed                    (2,311,348)   (21,348,197)
                                  -----------   ------------
Net decrease                         (431,581)  $ (3,919,415)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         1,864,973   $ 18,580,245
Shares issued to share-
holders in reinvestment of
dividends and distributions           198,811      1,962,586
                                  -----------   ------------
Total issued                        2,063,784     20,542,831
Shares redeemed                    (1,329,588)   (13,013,828)
                                  -----------   ------------
Net increase                          734,196   $  7,529,003
                                  ===========   ============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           247,131  $   2,347,801
Shares issued to share-
holders in reinvestment
of dividends                            1,481         14,182
                                  -----------   ------------
Total issued                          248,612      2,361,983
Shares redeemed                       (64,156)      (608,073)
                                  -----------   ------------
Net increase                          184,456   $  1,753,910
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                           308,159  $   2,879,606
Shares issued to share-
holders in reinvestment
of dividends                            1,745         16,707
                                  -----------   ------------
Total issued                          309,904      2,896,313
Shares redeemed                      (118,777)    (1,103,205)
                                  -----------   ------------
Net increase                          191,127   $  1,793,108
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $2,950,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch California Insured Municipal
Bond Fund of Merrill Lynch California Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period February 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 29, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust during its taxable year ended August 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed during the year.

Please retain this information for your records.






OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863